PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

Supplement dated October 7, 2014 to the

Prospectuses dated July 25, 2014, as supplemented

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Prospectus.

Effective October 6, 2014, each Prospectus is revised as follows:

Private Advisors Alternative Strategies Master Fund

The first sentence of the third paragraph of the sub-section entitled “Investment Manager and Subadvisor” under the section entitled “Management of the Fund” is hereby deleted and replaced with the following:

New York Life Investments also pays the Fund’s Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Fund), the salaries and expenses of all personnel affiliated with the Fund, except for the Independent Trustees, and all operational expenses that are not the responsibility of the Fund, including the fees paid to Private Advisors.

Private Advisors Alternative Strategies Fund

The first sentence of the third paragraph of the sub-section entitled “Investment Manager and Subadvisor” under the section entitled “Management of the Funds” is hereby deleted and replaced with the following:

New York Life Investments also pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the Independent Trustees, and all operational expenses that are not the responsibility of the Funds, including the fees paid to Private Advisors.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

(the “Funds”)

Supplement dated October 7, 2014 to the

Statements of Additional Information (“SAIs”) dated July 25, 2014, as supplemented

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Statement of Additional Information.

Effective October 6, 2014, the Board of Trustees has appointed Kevin M. Bopp, currently Assistant Secretary of the Funds, as the Chief Compliance Officer of the Funds, replacing J. Kevin Gao, the interim Chief Compliance Officer. Accordingly, the SAIs are revised as follows:

(1)	Mr. Bopp is hereby added as a member of the Valuation Committee and Valuation Subcommittee; and

(2)	The information in the “Officers (Who Are Not Board Members)” table under the section entitled “Board Members and Officers” is revised as follows

(a)	Remove “Interim Chief Compliance Officer” from Mr. Gao’s list of positions held.

(b)	Add the following information to the table:

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Kevin M. Bopp 2/24/1969	Vice President and Chief Compliance Officer (since 2014)	Director and Associate General Counsel (2011 to present) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (2010 to 2014) and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.